Better Choice Company Q2 2022 Earnings Presentation August 1 1 , 2022

This presentation regarding Better Choice Company, Inc. (“the Company”, “Better Choice”, “BTTR”, “we”, “us” or “our”) is for you to familiarize yourself with the Company. This presentation contains information, statements, beliefs and opinions which are forward-looking, and which reflect current estimates, expectations and projections about future events, referred to herein and which constitute “forward-looking statements” or “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1 995. All statements other than statements of historical fact included in this document, regarding our strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. Statements containing the words “could”, “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward-looking statements. By their nature, forward-looking statements involve a number of known and unknown risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond the Company’s control, concerning, among other things, the Company’s anticipated business strategies, anticipated trends in the Company’s business and anticipated market share, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. Although the Company has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking information contained in this presentation is based on the Company’s current estimates, expectations and projections, which the Company believes are reasonable as of the current date. The Company can give no assurance that these estimates, expectations and projections will prove to have been correct. Given these uncertainties, you should not place undue reliance on these forward-looking statements. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law. You are also reminded that during this presentation, certain non-GAAP financial measures, such as Adjusted EBITDA, and Adjusted Net Sales and Gross Profit may be discussed. These measures should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to our reconciliations of these discussed figures with the most comparable GAAP measures. The known risks, uncertainties and factors are described in detail under the caption “Risk Factors” in documents the Company has filed with the Securities and Exchange Commission (the “SEC”). that are incorporated by reference in this presentation. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. All trademarks, service marks, and trade names appearing in this presentation are the property of their respective holders. 2

3 Note: Premium and super premium segments defined as being sold with a retail price greater than $0.20 per ounce. Executive Team Purpose Built for Success in the Pet Industry Significant Online Recurring Revenue Base (Chewy, Amazon and DTC) Rapidly Growing International Sales (~$25M Run-Rate Platform) Asset Light Model with Established Co-Manufacturing Partners Exciting Three-Year Innovation Pipeline Key to Future Growth Portfolio of Established Premium and Super-Premium Pet Products The Most Innovative Premium Pet Food Company in the World 1 ,500+ New Brick & Mortar Locations in 1 H 2022 (Petco, PSP, Indy)

4 Halo is the brand for a new generation of pet parents ~$40M YTD Gross Sales + $10.2M Brick & Mortar $14.1M International $15.2M Online (E-Comm + DTC)

5 2H ‘22

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In Q2 '22 We Delivered Record Gross Sales While Simultaneously Improving Gross Margin

	Q4 2021		Q1 2022		Q2 2022		Adjusted Q2 2022	
$ in millions	$	%	$	%	$	%	$	%
Gross Sales:								
Domestic	$9.7	71%	$12.7	65%	$12.7	64%	$12.7	64%
International	$3.9	29%	$7.0	35%	$7.1	36%	$7.1	36%
Total	**$13.6**	**100%**	**$19.7**	**100%**	**$19.8**	**100%**	**$19.8**	**100%**
Net Sales:								
Domestic	$7.1	64%	$10.1	59%	$9.4	57%	$9.9	58%
International	$3.9	36%	$6.9	41%	$7.1	43%	$7.1	42%
Total	**$11.0**	**100%**	**$17.0**	**100%**	**$16.5**	**100%**	**$17.0**	**100%**
Gross Margin:								
Domestic	$2.0	28%	$3.3	33%	$2.8	30%	$3.3	33%
International	$0.8	20%	$1.4	20%	$1.9	27%	$1.9	27%
Total	**$2.8**	**25%**	**$4.7**	**28%**	**$4.7**	**29%**	**$5.2**	**31%**

- Adjusting for one-time Elevate launch costs, adjusted gross margin improved ~300 basis points relative to Q1 '22 gross margin
- Price increases for both Domestic & International effective Apr '22 (announced January '22)
- Completed transition of Halo Holistic domestic dry kibble to new co-manufacturer in Q4 '21, realizing 8% - 10% margin improvement on applicable SKUs beginning in Q1 and into Q2 '22
- Completed transition of international dry kibble production to new co-manufacturer in mid-June, resulting in ~10%+ margin improvement across entire international channel in mid-June onwards

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8 Pet Supplies Plus: Dog Aisle • Launch Date: April ‘22 • 600+ Stores • 5’ Shelf Space • “Preferred Brand” Petco: Seasonal Wall • Placement: May - July ‘22 • ~900 Petco Stores • 4’ – 8’ Shelf Space • “Best Choice Brand” Petco: Dog Aisle • Launch Date: July ‘22 • 1 ,000+ Petco Stores • 4’ – 8’ Shelf Space • “Best Choice Brand” Key Independent Retailers (Distributor + Direct Sales) Independent Pet (Distribution + Direct Sales) • Smaller independent accounts managed by Phillips • Larger independent accounts managed directly by Halo • 4’+ Shelf Space (Opportunity to grow key local accounts) • Focus on partner quality in launch year one Note: As of August 2022

14 Weeks Consecutive POS Growth +43% Repeat Within 90 Days 380 Reviews Average Review 4.9 Stars SCAN HERE FOR AR EXPERIENCE Note: As of August 2022

10 9MM Views 33k engagements Rapidly gaining new followers Just 6 Weeks In… Making Waves On TikTok 42MM Impressions 45k Link Clicks 22MM Video Views Note: As of August 2022

11 Total Video Views (YouTube + TikTok, Brand’s Top Video, L1 2M) Note: As of August 2022

International Growth Continues to Exceed Expectations Holistic Renovation High Protein Cat Innovation $7.1M Q2 ‘22 Sales +75% vs. Q2 ‘21 $100M ’21–’25 Sales Aggregate Contracted Minimums 12 • On pace to exceed contracted volumes in 2022 • International growth driven by Asian demand for dry cat food (99% Dry Kibble / 88% Cat Food) • Additional drivers of growth include: New Market Opportunities + +

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We Have Achieved Key Gross Margin Improvement Initiatives and Continue to Take Steps to Increase Long-Term Gross Margin

1H '22 Actions Taken

Actions Taken in 1H:

- Communicated domestic and international price increase in January '22 across majority of SKUs, effective April '22
- Completed transition of Halo Holistic domestic dry kibble to new co-manufacturer in Q4 '21, realizing 8% - 10% margin improvement on applicable SKUs beginning in Q1 and into Q2 '22
- Optimized mix, consolidated production runs and selectively prepaid production to secure ingredients & priority run-times
- Purchased significant Halo Elevate® inventory to ensure sufficient supply during launch and to lock in direct COGS
- Communicated Domestic price increase In June '22 (focus on New Holistic SKUs), effective Sep '22

International Margin Upside in 2H '22

International Upside:

- Completed transition of international kibble production to new co-manufacturer in mid-June
- Realized ~10%+ margin improvement in international channel beginning in mid-June '22 onwards
- Illustrative pro forma impact to Q2 assuming transition completed by April 1, 2022:

	GAAP Q2 2022		Adjusted Q2 2022		Illustrative Pro Forma[1] Q2 2021	
$ in millions	$	%	$	%	$	%
Gross Margin:						
Domestic	$2.8	30%	$3.3	33%	$3.3	33%
International	$1.9	27%	$1.9	27%	$2.7	37%
Total	**$4.7**	**29%**	**$5.2**	**31%**	**$5.9**	**35%**

1. Illustrative Pro Forma reflects Q2 Adjusted Gross Margin adjusted further to assume transition of Int'l production to new co-manufacturer occurred at the beginning of Q2 with a 40% gross margin on those diets.

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15 • Accounts Receivable: We negotiated temporary extended payment terms with Int’l partner as part of Apr ‘22 price increase resulting in higher Q2 A/R balance. • Inventory: Holistic Wet production returned to near-normal levels and we strategically purchased inventory in Q2 to finalize the Elevate inventory build to ensure a 1 00% fill rate and provide margin protection amidst inflationary environment. • We expect positive changes to our net working capital position in 2H ’22. • Cash Balances of $1 7.8M in Q1 ‘22 vs. $23.4M in Q1 ‘22 • Adjusted EBITDA loss of $2.1 M consistent with management’s estimates for quarterly cash burn from operations

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The World’s Best Food For The World’s Best Kids

Better Choice Company The Most Innovative Pet Food Company In The WorldThank You!